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                                                                   EXHIBIT 99.04

11/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:               $  1,519,965,584.04
Beginning of the Month Finance Charge Receivables:          $     83,984,544.45
Beginning of the Month Discounted Receivables:              $              0.00
Beginning of the Month Total Receivables:                   $  1,603,950,128.49


Removed Principal Receivables:                              $     97,550,000.89
Removed Finance Charge Receivables:                         $      6,337,537.79
Removed Total Receivables:                                  $    103,887,538.68


Additional Principal Receivables:                           $              0.00
Additional Finance Charge Receivables:                      $              0.00
Additional Total Receivables:                               $              0.00


Discounted Receivables Generated this Period:               $              0.00


End of the Month Principal Receivables:                     $  1,403,464,039.58
End of the Month Finance Charge Receivables:                $     81,614,618.32
End of the Month Discounted Receivables:                    $              0.00
End of the Month Total Receivables:                         $  1,485,078,657.90


Special Funding Account Balance                             $              0.00
Aggregate Invested Amount (all Master Trust Series)         $  1,210,000,000.00
End of the Month Seller Amount                              $    193,464,039.58
End of the Month Seller Percentage                                        13.78%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES

        30-59 Days Delinquent                               $     35,657,298.95
        60-89 Days Delinquent                               $     28,462,878.99
        90+ Days Delinquent                                 $     53,741,108.73


        Total 30+ Days Delinquent                           $    117,861,286.67
        Delinquent Percentage                                              7.94%

Defaulted Accounts During the Month                         $      7,480,507.63
Annualized Default Percentage                                              5.91%

Principal Collections                                            150,466,366.40
Principal Payment Rate                                                     9.90%

Total Payment Rate                                                        10.97%


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11/98                                                                   Page 3

        Class A Initial Invested Amount                     $   273,750,000.00
        Class B Initial Invested Amount                     $    26,250,000.00

INITIAL INVESTED AMOUNT                                     $   300,000,000.00

        Class A Invested Amount                             $   319,375,000.00
        Class B Invested Amount                             $    30,625,000.00

INVESTED AMOUNT                                             $   350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           23.78%
PRINCIPAL ALLOCATION PERCENTAGE                                          23.78%


MONTHLY SERVICING FEE                                       $       583,333.34

INVESTOR DEFAULT AMOUNT                                     $     1,778,864.72


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              91.25%

        Class A Finance Charge Collections                  $     5,903,469.49
        Other Amounts                                       $             0.00

TOTAL CLASS A AVAILABLE FUNDS                               $     5,903,469.49


        Class A Monthly Interest                            $     1,409,299.76
        Class A Servicing Fee                               $       532,291.67
        Class A Investor Default Amount                     $     1,623,214.06

TOTAL CLASS A EXCESS SPREAD                                 $     2,338,664.00


REQUIRED AMOUNT                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.75%

        Class B Finance Charge Collections                  $       566,086.10
        Other Amounts                                       $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       566,086.10


        Class B Monthly Interest                            $       138,838.85
        Class B Servicing Fee                               $        51,041.67


TOTAL CLASS B EXCESS SPREAD                                 $       376,205.58


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11/98                                                                   Page 4

TOTAL EXCESS SPREAD                                         $     2,714,869.58


        Excess Spread Applied to Required Amount            $             0.00

        Excess Spread Applied to Class A Investor           $             0.00
        Charge Offs

        Excess Spread Applied to Class B Items              $       155,650.66

        Excess Spread Applied to Class B Investor           $             0.00
        Charge Offs

        Excess Spread Applied to Monthly Cash               $        18,502.60
        Collateral Fee

        Excess Spread Applied to Cash Collateral            $             0.00
        Account

        Excess Spread Applied to other amounts owed         $             0.00
        Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $     2,540,716.32


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $     9,332,447.20


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $             0.00
SERIES 1995-1

        Excess Finance Charge Collections Applied to        $             0.00
        Required Amount

        Excess Finance Charge Collections Applied to        $             0.00
        Class A Investor Charge Offs

        Excess Finance Charge Collections Applied to        $             0.00
        Class B Items

        Excess Finance Charge Collections Applied to        $             0.00
        Class B Investor Charge Offs

        Excess Finance Charge Collections Applied to        $             0.00
        Monthly Cash Collateral Fee

        Excess Finance Charge Collections Applied to        $             0.00
        Cash Collateral Account

        Excess Finance Charge Collections Applied to        $             0.00
        other amounts owed Cash Collateral Depositor
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11/98                                                                   Page 5

        Base Rate (Current Month)                                         7.49%
        Base Rate (Prior Month)                                           7.62%
        Base Rate (Two Months Ago)                                        7.80%

THREE MONTH AVERAGE BASE RATE                                             7.64%

        Portfolio Yield (Current Month)                                  16.08%
        Portfolio Yield (Prior Month)                                    20.21%
        Portfolio Yield (Two Months Ago)                                 14.34%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      16.88%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             91.25%

        Class A Principal Collections                       $    32,562,905.71

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

        Class B Principal Collections                       $     3,122,470.38

TOTAL PRINCIPAL COLLECTIONS                                 $    35,685,376.09


                                                            $             0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $             0.00
SERIES


CLASS A AMORTIZATION --

        Controlled Amortization Amount                      $             0.00
        Deficit Controlled Amortization Amount              $             0.00

CONTROLLED DISTRIBUTION AMOUNT                              $             0.00


CLASS B AMORTIZATION --

        Controlled Amortization Amount                      $             0.00
        Deficit Controlled Amortization Amount              $             0.00

CONTROLLED DISTRIBUTION AMOUNT                              $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL         $    35,685,376.09
SHARING
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11/98                                                                   Page 6

CLASS A INVESTOR CHARGE OFFS                                $              0.00

CLASS B INVESTOR CHARGE OFFS                                $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                     $              0.00


CASH COLLATERAL ACCOUNT --


        Required Cash Collateral Amount                     $     45,500,000.00
        Available Cash Collateral Amount                    $     45,500,000.00


INTEREST RATE CAP PAYMENTS --


        Class A Interest Rate Cap Payments                  $              0.00
        Class B Interest Rate Cap Payments                  $              0.00

TOTAL DRAW AMOUNT                                           $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $              0.00


                                       First USA Bank, NA,
                                       as Servicer


                                       By:  /s/     TRACIE KLEIN
                                            -----------------------------
                                                   Tracie H. Klein
                                                    Vice President